UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004

SLM FUNDING LLC

formerly known as SALLIE MAE FUNDING CORPORATION and SLM FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-8;
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-9;
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-11;
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-12;
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-14;
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-1;
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-2;
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-3;
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-4; and
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-5.

Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	52-0974271

(State or other	(Commission File Numbers)	(I.R.S. employer
Jurisdiction of		Identification No.)
Incorporation)

11600 Sallie Mae Drive /
MDC V1764
Reston, Virginia 20193

_____________

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 810-7585

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

     On June 15, 2004,

•	the SLM Student Loan Trust 2002-4 made its eighth;

•	the SLM Student Loan Trust 2002-5 and the SLM Student Loan Trust 2002-6 made their seventh;

•	the SLM Student Loan Trust 2002-7, the SLM Student Loan Trust 2002-8 and the SLM Student Loan Trust 2003-1 made their sixth;

•	the SLM Student Loan Trust 2003-2, the SLM Student Loan Trust 2003-3 and the SLM Student Loan Trust 2003-4 made their fifth;

•	the SLM Student Loan Trust 2003-5, the SLM Student Loan Trust 2003-6, the SLM Student Loan Trust 2003-7 and the SLM Student Loan Trust 2003-8 made their fourth;

•	the SLM Student Loan Trust 2003-9 made its third; and;

•	the SLM Student Loan Trust 2003-11 and the SLM Student Loan Trust 2003-12 made their second;

regular quarterly distributions of funds to holders of their respective Student Loan-Backed Notes. Each trust also distributed its respective Quarterly Servicing Reports dated as of May 31, 2004 to its noteholders and certificateholders of record.

     The Registrant is filing the Quarterly Servicing Reports, on behalf of each Trust, reflecting that Trust’s activities for the period ended May 31, 2004 as an Exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

               19.1 Quarterly Servicing Reports

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2004

SLM FUNDING LLC

By:	/s/ MARK L. HELEEN

Name: Mark L. Heleen Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

		Sequentially
Exhibit		Numbered
Number	Exhibit	Page

19.1	Quarterly Servicing Reports	3

Exhibit Index appears on Page 3